UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811- 08587

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 18

Address of principal executive offices:	655 Broad Street, 6 th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6 th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2024

Date of reporting period:	11/30/2024

Item 1 – Reports to Stockholders

(a)	Report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PGIM Jennison Energy Infrastructure Fund
(Formerly, PGIM Jennison MLP Fund Prior To December 1, 2024)
Class A:
PRPAX
ANNUAL SHAREHOLDER REPORT – November 30, 2024
This annual shareholder report contains important information about the Class A shares of PGIM Jennison Energy Infrastructure Fund (the
“Fund”) for the period of December 1, 2023 to November 30, 2024.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison Energy Infrastructure Fund—Class A	$1,325	11.08%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
Capital asset prices increased over the reporting period as investors reacted positively to the slowing pace of inflation and sustained economic growth. The US Federal Reserve moved to lower the federal funds rate by 50 basis points at its September meeting and by another 25 basis points at its November meeting. (One
basis
point equals 0.01%.) Equities responded favorably to the moves, particularly interest-rate-sensitive sectors of the market. Although the Alerian MLP Index had strong gains during the period, it underperformed the overall US equity market (as represented by the S&P 500 Index). The broader Alerian Midstream Energy Index outperformed both indexes.
■
Overweights and strong stock selection in gathering & processing and midstream energy were the most meaningful contributors to the Fund’s outperformance versus the Alerian MLP Index (Index) during the period. Exposure to out-of-Index names in the independent power producers and renewables segment also bolstered relative performance.
■
On the negative side, exposure to out-of-Index refiners detracted modestly.
MF218EA

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 or (973) 367-3529 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class A shares and assumes that all recurring fees (including management
fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: November 30, 2014 to November 30, 2024 Initial Investment of $10,000

The line graph reflects the return on the Fund's Class A shares with sales
charges.

Average Annual Total Returns as of 11/30/2024
	One Year (%)	Five Years (%)	Ten Years (%)
Class A with sales charges	31.44%	15.61%	3.91%
Class A without sales charges	39.08%	16.93%	4.50%
S&P 500 Index	33.89%	15.77%	13.35%
Alerian MLP Index	31.13%	19.23%	3.84%

WHAT ARE SOME KEY FUND STATISTICS AS OF 11/30/2024?

Fund’s net assets	$ 638,365,915
Number of fund holdings	23
Total advisory fees paid for the year	$ 5,654,016
Portfolio turnover rate for the year	70%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 11/30/2024?

Industry Classification	% of Net Assets
Oil & Gas Storage & Transportation	97.1%
Independent Power Producers & Energy Traders	2.2%
Oil & Gas Equipment & Services	1.6%
Affiliated Mutual Fund - Short Term Investment	1.1%
102.0%
Liabilities in excess of other assets	(2.0)%
100.0%

WERE THERE ANY MATERIAL CHANGES TO THE FUND THIS YEAR?
The following is a summary of certain changes to the Fund since December 1, 2023:
■
Effective
December 1, 2024
, the Fund’s name was changed to
PGIM Jennison Energy Infrastructure Fund
, and the Fund’s principal investment
strategies were modified so that, under normal circumstances, the Fund invests at least 80% of its investable assets in US and non-US securities issued by energy infrastructure companies, including master limited partnerships and “C” corporations. In connection with these changes, the Fund intends to invest in a manner that will allow it to be treated as a regulated investment company, rather than a “C”
corporation, under the Internal Revenue Code of 1986, beginning with the tax year which runs from December 1, 2024 through November 30, 2025. As a result of these changes, the Fund’s principal risk disclosure was revised to include
Tax Transition Risk
,
Infrastructure Companies
Risk
 and
Utility Sector Risk
as principal risks of the Fund.
■
For the year ended November 30, 2024, total annual Fund operating expenses after waivers and/or expense reimbursement, after taxes for
Class A shares increased from 3.58% in the year ended November 30, 2023 to 11.08% primarily due to an increase in current and deferred tax expenses.
For more complete information, you should review the Fund’s next prospectus, which we expect to be available by January 31, 2025 at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
 or by request at (800) 225-1852
.
ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or (973) 367-
3529
from outside the
US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Jennison Energy Infrastructure Fund

SHARE CLASS	A
NASDAQ	PRPAX
CUSIP	74440G701
MF218EA

PGIM Jennison Energy Infrastructure Fund
(Formerly, PGIM Jennison MLP Fund Prior To December 1, 2024)
Class C:
PRPCX
ANNUAL SHAREHOLDER REPORT – November 30, 2024
This annual shareholder report contains important information about the Class C shares of PGIM Jennison Energy Infrastructure Fund (the
“Fund”) for the period of December 1, 2023 to November 30, 2024.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison Energy Infrastructure Fund—Class C	$1,406	11.82%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
Capital asset prices increased over the reporting period as investors reacted positively to the slowing pace of inflation and sustained economic growth. The US Federal Reserve moved to lower the federal funds rate by 50 basis points at its September meeting and by another 25 basis points at its November meeting. (One basis point equals 0.01%.) Equities responded favorably to the moves, particularly interest-rate-sensitive sectors of the market. Although the Alerian MLP Index had strong gains during the period, it underperformed the overall US equity market (as represented by the S&P 500 Index). The broader Alerian Midstream Energy Index outperformed both indexes.
■
Overweights and strong stock selection in gathering & processing and midstream energy were the most meaningful contributors to the Fund’s outperformance versus the Alerian MLP Index (Index) during the period. Exposure to out-of-Index names in the independent power producers and renewables segment also bolstered relative performance.
■
On the negative side, exposure to out-of-Index refiners detracted modestly.
MF
218
EC

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEA
RS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 or (973) 367-3529 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class C shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would
have been lower.

Cumulative Performance: November 30, 2014 to November 30, 2024 Initial Investment of $10,000

Average Annual Total Returns as of 11/30/2024
	One Year (%)	Five Years (%)	Ten Years (%)
Class C with sales charges	36.91%	16.05%	3.71%
Class C without sales charges	37.91%	16.05%	3.71%
S&P 500 Index	33.89%	15.77%	13.35%
Alerian MLP Index	31.13%	19.23%	3.84%

WHAT ARE SOME KEY FUND STATISTICS AS OF 11/30/2024?

Fund’s net assets	$ 638,365,915
Number of fund holdings	23
Total advisory fees paid for the year	$ 5,654,016
Portfolio turnover rate for the year	70%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 11/30/2024?

Industry Classification	% of Net Assets
Oil & Gas Storage & Transportation	97.1%
Independent Power Producers & Energy Traders	2.2%
Oil & Gas Equipment & Services	1.6%
Affiliated Mutual Fund - Short Term Investment	1.1%
102.0%
Liabilities in excess of other assets	(2.0)%
100.0%

WERE THERE ANY MATERIAL CHANGES TO THE FUND THIS YEAR?
The following is a summary of certain changes to the Fund since December 1, 2023:
■
Effective December 1, 2024, the Fund’s name was changed to PGIM Jennison Energy Infrastructure Fund, and the Fund’s principal investment strategies were modified so that, under normal circumstances, the Fund invests at least 80% of its investable assets in US and non-US securities issued by energy infrastructure companies, including master limited partnerships and “C” corporations. In connection with these changes, the Fund intends to invest in a manner that will allow it to be treated as a regulated investment company, rather than a “C”
corporation, under the Internal Revenue Code of 1986, beginning with the tax year which runs from December 1, 2024 through November 30,
2025. As a result of these changes, the Fund’s principal risk disclosure was revised to include
Tax Transition Risk
,
Infrastructure Companies
Risk
 and
Utility Sector Risk
as principal risks of the Fund.
■
For the year ended November 30, 2024, total annual Fund operating expenses after waivers and/or expense reimbursement, after taxes for
Class C shares increased from 4.31% in the year ended November 30, 2023 to 11.82% primarily due to an increase in current and deferred tax expenses.
For more complete information, you should review the Fund’s next prospectus, which we expect to be available by January 31, 2025 at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
 or by request at (800) 225-1852.
ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the
US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Jennison Energy Infrastructure Fund

SHARE CLASS	C
NASDAQ	PRPCX
CUSIP	74440G800
MF218EC

PGIM Jennison Energy Infrastructure Fund
(Formerly, PGIM Jennison MLP Fund Prior To December 1, 2024)
Class Z:
PRPZX
ANNUAL SHAREHOLDER REPORT – November 30, 2024
This annual shareholder report contains important information about the Class Z shares of PGIM Jennison Energy Infrastructure Fund (the
“Fund”) for the period of December 1, 2023 to November 30, 2024.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison Energy Infrastructure Fund—Class Z	$1,294	10.81%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
Capital asset prices increased over the reporting period as investors reacted positively to the slowing pace of inflation and sustained economic growth. The US Federal Reserve moved to lower the federal funds rate by 50 basis points at its September meeting and by another 25 basis points at its November meeting. (One basis point equals 0.01%.) Equities responded favorably to the moves, particularly interest-rate-sensitive sectors of the market. Although the Alerian MLP Index had strong gains during the period, it underperformed the overall US equity market (as represented by the S&P 500 Index). The broader Alerian Midstream Energy Index outperformed both indexes.
■
Overweights and strong stock selection in gathering & processing and midstream energy were the most meaningful contributors to the Fund’s outperformance versus the Alerian MLP Index (Index) during the period. Exposure to out-of-Index names in the independent power producers and renewables segment also bolstered relative performance.
■
On the negative side, exposure to out-of-Index refiners detracted modestly.
MF218EZ

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 or (973) 367-3529 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class Z shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: November 30, 2014 to November 30, 2024 Initial Investment of $10,000

Average Annual Total Returns as of 11/30/2024
	One Year (%)	Five Years (%)	Ten Years (%)
Class Z	39.36%	17.28%	4.79%
S&P 500 Index	33.89%	15.77%	13.35%
Alerian MLP Index	31.13%	19.23%	3.84%

WHAT ARE SOME KEY FUND STATISTICS AS OF 11/30/2024?

Fund’s net assets	$ 638,365,915
Number of fund holdings	23
Total advisory fees paid for the year	$ 5,654,016
Portfolio turnover rate for the year	70%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 11/30/2024?

Industry Classification	% of Net Assets
Oil & Gas Storage & Transportation	97.1%
Independent Power Producers & Energy Traders	2.2%
Oil & Gas Equipment & Services	1.6%
Affiliated Mutual Fund - Short Term Investment	1.1%
102.0%
Liabilities in excess of other assets	(2.0)%
100.0%

WERE THERE ANY MATERIAL CHANGES TO THE FUND THIS YEAR?
The following is a summary of certain changes to the Fund since December 1, 2023:
■
Effective December 1, 2024, the Fund’s name was changed to PGIM Jennison Energy Infrastructure Fund, and the Fund’s principal investment strategies were modified so that, under normal circumstances, the Fund invests at least 80% of its investable assets in US and non-US securities issued by energy infrastructure companies, including master limited partnerships and “C” corporations. In connection with these changes, the Fund intends to invest in a manner that will allow it to be treated as a regulated investment company, rather than a “C”
corporation, under the Internal Revenue Code of 1986, beginning with the tax year which runs from December 1, 2024 through November 30,
2025. As a result of these changes, the Fund’s principal risk disclosure was revised to include
Tax Transition Risk
,
Infrastructure Companies
Risk
 and
Utility Sector Risk
as principal risks of the Fund.
■
For the year ended November 30, 2024, total annual Fund operating expenses after waivers and/or expense reimbursement, after taxes for
Class Z shares increased from 3.29% in the year ended November 30, 2023 to 10.81% primarily due to an increase in current and deferred tax expenses.
For more complete information, you should review the Fund’s next prospectus, which we expect to be available by January 31, 2025 at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
 or by request at (800) 225-1852.
ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the
US
.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Jennison Energy Infrastructure Fund

SHARE CLASS	Z
NASDAQ	PRPZX
CUSIP	74440G883
MF218EZ

PGIM Jennison Energy Infrastructure Fund
(Formerly, PGIM Jennison MLP Fund Prior to December 1, 2024)
Class R6:
PRPQX
ANNUAL SHAREHOLDER REPORT – November 30, 2024
This annual shareholder report contains important information about the Class R6 shares of PGIM Jennison Energy Infrastructure Fund (the
“Fund”) for the period of December 1, 2023 to November 30, 2024.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison Energy Infrastructure Fund—Class R6	$1,284	10.72%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
Capital asset prices increased over the reporting period as investors reacted positively to the slowing pace of inflation and sustained economic growth. The US Federal Reserve moved to lower the federal funds rate by 50 basis points at its September meeting and by another 25 basis points at its November meeting. (One basis point equals 0.01%.) Equities responded favorably to the moves, particularly interest-rate-sensitive sectors of the market. Although the Alerian MLP Index had strong gains during the period, it underperformed the overall US equity market (as represented by the S&P 500 Index). The broader Alerian Midstream Energy Index outperformed both indexes.
■
Overweights and strong stock selection in gathering & processing and midstream energy were the most meaningful contributors to the Fund’s outperformance versus the Alerian MLP Index (Index) during the period. Exposure to out-of-Index names in the independent power producers and renewables segment also bolstered relative performance.
■
On the negative side, exposure to out-of-Index refiners detracted modestly.
MF218ER6

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 or (973) 367-3529 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: January 26, 2018 to November 30, 2024 Initial Investment of $10,000

Average Annual Total Returns as of 11/30/2024
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	39.53%	17.36%	10.01% (1/26/2018)
S&P 500 Index	33.89%	15.77%	13.67%
Alerian MLP Index	31.13%	19.23%	10.34%

Since Inception returns are provided for the share class since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 11/30/2024?

Fund’s net assets	$ 638,365,915
Number of fund holdings	23
Total advisory fees paid for the year	$ 5,654,016
Portfolio turnover rate for the year	70%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 11/30/2024?

Industry Classification	% of Net Assets
Oil & Gas Storage & Transportation	97.1%
Independent Power Producers & Energy Traders	2.2%
Oil & Gas Equipment & Services	1.6%
Affiliated Mutual Fund - Short Term Investment	1.1%
102.0%
Liabilities in excess of other assets	(2.0)%
100.0%

WERE THERE ANY MATERIAL CHANGES TO THE FUND THIS YEAR?
The following is a summary of certain changes to the Fund since December 1, 2023:
■
Effective December 1, 2024, the Fund’s name was changed to PGIM Jennison Energy Infrastructure Fund, and the Fund’s principal investment strategies were modified so that, under normal circumstances, the Fund invests at least 80% of its investable assets in US and non-US securities issued by energy infrastructure companies, including master limited partnerships and “C” corporations. In connection with these changes, the Fund intends to invest in a manner that will allow it to be treated as a regulated investment company, rather than a “C”
corporation, under the Internal Revenue Code of 1986, beginning with the tax year which runs from December 1, 2024 through November 30,
2025. As a result of these changes, the Fund’s principal risk disclosure was revised to include
Tax Transition Risk
,
Infrastructure Companies
Risk
 and
Utility Sector Risk
as principal risks of the Fund.
■
For the year ended November 30, 2024, total annual Fund operating expenses after waivers and/or expense reimbursement, after taxes for
Class R6 shares increased from 3.20% in the year ended November 30, 2023 to 10.72% primarily due to an increase in current and deferred tax expenses.
For more complete information, you should review the Fund’s next prospectus, which we expect to be available by January 31, 2025 at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
 or by request at (800) 225-1852.
ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Jennison Energy Infrastructure Fund

SHARE CLASS	R6
NASDAQ	PRPQX
CUSIP	74440G859
MF218ER6

(b)	Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended November 30, 2024 and November 30, 2023, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $66,723 and $63,070, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended November 30, 2024 and November 30, 2023: none.

(c)	Tax Fees

For the fiscal years ended November 30, 2024 and November 30, 2023: none.

(d)	All Other Fees

For the fiscal years ended November 30, 2024 and November 30, 2023: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related project

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended November 30, 2024	Fiscal Year Ended November 30, 2023
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2024 and November 30, 2023 was $0 and $0, respectively.

(h)	Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i)	Not applicable.

(j)	Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Investments – The registrant’s Schedule of Investments is included in the financial statements filed under Item 7 of this Form.

Items 7 – 11 (Refer to Report below)

PRUDENTIAL INVESTMENT PORTFOLIOS 18

PGIM Jennison Energy Infrastructure Fund

(Formerly, PGIM Jennison MLP Fund)

FINANCIAL STATEMENTS AND OTHER INFORMATION

NOVEMBER 30, 2024

Table of Contents	Financial Statements and Other Information	November 30, 2024

Form N-CSR Item 7 - Financial Statements and Financial Highlights for Open-End Management Investment Companies.

PGIM Jennison Energy Infrastructure Fund	1
Notes to Financial Statements	12
Other Information - Form N-CSR Items 8-11

Schedule of Investments

as of November 30, 2024

Description	Shares	Value

LONG-TERM INVESTMENTS 101.0%

COMMON STOCKS 66.2%

Independent Power Producers & Energy Traders 2.2%

Vistra Corp.	87,079	$13,918,707

Oil & Gas Equipment & Services 1.6%
Kodiak Gas Services, Inc.	246,960	9,987,063

Oil & Gas Storage & Transportation 62.4%

Antero Midstream Corp.	1,225,081	19,564,543
Cheniere Energy, Inc.	201,488	45,135,327
DT Midstream, Inc.	245,895	26,094,377
Enbridge, Inc. (Canada)	530,837	22,965,463
Gibson Energy, Inc. (Canada)	760,750	12,829,047
Keyera Corp. (Canada)	489,692	16,148,766
Kinder Morgan, Inc.	1,533,795	43,360,385
Kinetik Holdings, Inc.	368,605	21,755,067
ONEOK, Inc.	380,771	43,255,586
Pembina Pipeline Corp. (Canada)	389,876	16,087,682
South Bow Corp. (Canada)*	717,719	18,947,105
Targa Resources Corp.	217,791	44,494,701
TC Energy Corp. (Canada)	508,040	24,769,694
Williams Cos., Inc. (The)	734,966	43,010,210

		398,417,953

TOTAL COMMON STOCKS (cost $292,420,243)		422,323,723

MASTER LIMITED PARTNERSHIPS 34.8%

Oil & Gas Storage & Transportation

Energy Transfer LP	2,821,235	56,029,727
Enterprise Products Partners LP	760,923	26,198,579
Hess Midstream LP (Class A Stock)	697,733	26,444,081
MPLX LP	930,054	48,046,589
Plains GP Holdings LP (Class A Stock)*	1,637,137	32,775,483
Western Midstream Partners LP	804,277	32,742,117

TOTAL MASTER LIMITED PARTNERSHIPS (cost $138,755,679)		222,236,576

TOTAL LONG-TERM INVESTMENTS (cost $431,175,922)		644,560,299

See Notes to Financial Statements.

PGIM Jennison Energy Infrastructure Fund 1

Schedule of Investments (continued)

as of November 30, 2024

Description	Shares	Value

SHORT-TERM INVESTMENT 1.0%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.753%)
(cost $6,734,008)(wb)	6,734,008	$6,734,008

TOTAL INVESTMENTS 102.0%
(cost $437,909,930)		651,294,307
Liabilities in excess of other assets (2.0)%		(12,928,392)

NET ASSETS 100.0%		$638,365,915

Below is a list of the abbreviation(s) used in the annual report:

LP — Limited Partnership

SOFR — Secured Overnight Financing Rate

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2024 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities

Assets

Long-Term Investments
Common Stocks
Independent Power Producers & Energy Traders	$13,918,707	$—	$—
Oil & Gas Equipment & Services	9,987,063	—	—
Oil & Gas Storage & Transportation	398,417,953	—	—
Master Limited Partnerships
Oil & Gas Storage & Transportation	222,236,576	—	—

Short-Term Investment
Affiliated Mutual Fund	6,734,008	—	—

Total	$651,294,307	$—	$—

See Notes to Financial Statements.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2024 were as follows:

Oil & Gas Storage & Transportation	97.2%
Independent Power Producers & Energy Traders	2.2
Oil & Gas Equipment & Services	1.6
Affiliated Mutual Fund	1.0

102.0
Liabilities in excess of other assets	(2.0)

100.0%

See Notes to Financial Statements.

PGIM Jennison Energy Infrastructure Fund 3

Statement of Assets and Liabilities

as of November 30, 2024

Assets

Investments at value:
Unaffiliated investments (cost $431,175,922)	$644,560,299
Affiliated investments (cost $6,734,008)	6,734,008
Receivable for Fund shares sold	1,343,275
Tax reclaim receivable	309,867
Dividends receivable	41,832
Prepaid expenses	4,748

Total Assets	652,994,029

Liabilities

Current tax liability	12,231,056
Payable for Fund shares purchased	1,627,470
Management fee payable	506,366
Accrued expenses and other liabilities	199,455
Distribution fee payable	37,025
Franchise tax payable	20,999
Trustees’ fees payable	3,884
Affiliated transfer agent fee payable	1,859

Total Liabilities	14,628,114

Net Assets	$638,365,915

Net assets were comprised of:
Shares of beneficial interest, at par	$66,568
Paid-in capital in excess of par	410,448,214
Total distributable earnings (loss)	227,851,133

Net assets, November 30, 2024	$638,365,915

See Notes to Financial Statements.

Class A

Net asset value, offering price and redemption price per share, ($55,997,078 ÷ 6,021,450 shares of beneficial interest issued and outstanding)	$9.30
Maximum sales charge (5.50% of offering price)	0.54

Maximum offering price to public	$9.84

Class C

Net asset value, offering price and redemption price per share, ($33,184,394 ÷ 4,024,781 shares of beneficial interest issued and outstanding)	$8.25

Class Z

Net asset value, offering price and redemption price per share, ($505,348,161 ÷ 52,026,712 shares of beneficial interest issued and outstanding)	$9.71

Class R6

Net asset value, offering price and redemption price per share, ($43,836,282 ÷ 4,495,009 shares of beneficial interest issued and outstanding)	$9.75

See Notes to Financial Statements.

PGIM Jennison Energy Infrastructure Fund 5

Statement of Operations

Year Ended November 30, 2024

Net Investment Income (Loss)

Income
Unaffiliated distributions and dividend income (net of $188,871 foreign withholding tax)	$35,034,087
Less: Return of capital on distributions	(28,706,083)
Affiliated dividend income	365,027

Total income	6,693,031

Expenses
Management fee	5,654,016
Distribution fee(a)	431,077
Transfer agent’s fees and expenses (including affiliated expense of $13,135)(a)	524,953
Professional fees	180,096
Registration fees(a)	79,121
Franchise tax expense	77,829
Audit fee	66,723
Custodian and accounting fees	63,267
Shareholders’ reports	43,031
Trustees’ fees	17,157
Miscellaneous	26,877

Total expenses	7,164,147
Less: Distribution fee waiver(a)	(22,751)

Net expenses	7,141,396

Net Investment income (loss), before current and deferred taxes	(448,365)

Current and deferred tax benefit	98,346

Net investment income (loss), after taxes	(350,019)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	216,767,761
Current and deferred tax expense	(54,426,022)
Foreign currency transactions	(12,907)

162,328,832

Net change in unrealized appreciation (depreciation) on:
Investments	31,386,725
Foreign currencies	(9,994)

31,376,731

Net gain (loss) on investment and foreign currency transactions, after current and deferred taxes	193,705,563

Net Increase (Decrease) In Net Assets Resulting From Operations	$193,355,544

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	136,505	294,572	—	—
Transfer agent’s fees and expenses	41,304	22,343	460,397	909
Registration fees	19,711	16,186	28,993	14,231
Distribution fee waiver	(22,751)	—	—	—

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended
	November 30,

	2024	2023

Increase (Decrease) in Net Assets

Operations
Net investment income (loss), after taxes	$(350,019)	$3,028,094
Net realized gain (loss) on investment and foreign currency transactions, after current and deferred taxes	162,328,832	48,545,202
Net change in unrealized appreciation (depreciation) on investments and foreign currencies, after current and deferred taxes	31,376,731	(8,351,792)

Net increase (decrease) in net assets resulting from operations	193,355,544	43,221,504

Dividends and Distributions
Distributions from distributable earnings
Class A	(2,968,412)	(2,692,982)
Class C	(2,065,832)	(2,441,063)
Class Z	(26,341,906)	(27,134,134)
Class R6	(3,774,021)	(3,684,417)

	(35,150,171)	(35,952,596)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	98,724,446	81,933,398
Net asset value of shares issued in reinvestment of dividends and distributions	35,102,695	35,906,655
Cost of shares purchased	(192,399,986)	(149,112,692)

Net increase (decrease) in net assets from Fund share transactions	(58,572,845)	(31,272,639)

Total increase (decrease)	99,632,528	(24,003,731)

Net Assets:

Beginning of year	538,733,387	562,737,118

End of year	$638,365,915	$538,733,387

See Notes to Financial Statements.

PGIM Jennison Energy Infrastructure Fund 7

Financial Highlights

Class A Shares
	Year Ended November 30,
	2024	2023	2022	2021		2020

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.12	$7.03	$5.76	$4.42		$5.87
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.03	(0.02)	(-	)(b)(c)	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.71	0.53	1.68	1.66		(1.12)
Total from investment operations	2.68	0.56	1.66	1.66		(1.10)
Less Dividends and Distributions:
Dividends from net investment income	(0.50)	(0.47)	(0.39)	(0.11)		-
Tax return of capital distributions	-	-	-	(0.21)		(0.35)
Total dividends and distributions	(0.50)	(0.47)	(0.39)	(0.32)		(0.35)
Net asset value, end of year	$9.30	$7.12	$7.03	$5.76		$4.42
Total Return(d):	39.08%	8.63%	29.47%	37.90%		(18.96)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$55,997	$39,391	$38,163	$28,139		$20,308
Average net assets (000)	$45,502	$38,031	$33,865	$25,733		$28,294
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement, before taxes	1.47%	1.47%	1.48%	1.50%		1.50%
Expenses after waivers and/or expense reimbursement, after taxes(f)	11.08%	3.58%	7.35%	1.02%		1.97%
Expenses before waivers and/or expense reimbursement, before taxes	1.52%	1.52%	1.53%	1.55%		1.57%
Net investment income (loss)	(0.40)%	0.46%	(0.26)%	(0.03)%		0.44%
Net investment income (loss), after taxes(g)	(0.38)%	0.31%	(0.26)%	(0.03)%		0.45%
Portfolio turnover rate(h)	70%	40%	37%	42%		45%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gains (losses).
(g)	Tax estimate for the ratio calculation is derived from the net investment income (loss) only.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class C Shares
	Year Ended November 30,
	2024	2023		2022	2021		2020

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.41	$6.42		$5.33	$4.14		$5.56
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.01	)(b)	(0.06)	(0.03	)(b)	(0.02	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.41	0.47		1.54	1.54		(1.05)
Total from investment operations	2.34	0.46		1.48	1.51		(1.07)
Less Dividends and Distributions:
Dividends from net investment income	(0.50)	(0.47)		(0.39)	(0.11)		-
Tax return of capital distributions	-	-		-	(0.21)		(0.35)
Total dividends and distributions	(0.50)	(0.47)		(0.39)	(0.32)		(0.35)
Net asset value, end of year	$8.25	$6.41		$6.42	$5.33		$4.14
Total Return(c):	37.91%	7.88%		28.44%	36.83%		(19.49)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$33,184	$31,067		$34,626	$27,871		$22,823
Average net assets (000)	$29,457	$31,833		$31,511	$27,590		$27,522
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement, before taxes	2.21%	2.20%		2.21%	2.23%		2.25%
Expenses after waivers and/or expense reimbursement, after taxes(e)	11.82%	4.31%		8.08%	1.75%		2.72%
Expenses before waivers and/or expense reimbursement, before taxes	2.21%	2.20%		2.21%	2.23%		2.25%
Net investment income (loss)	(1.01)%	(0.20)%		(0.96)%	(0.68)%		(0.38)%
Net investment income (loss), after taxes(f)	(0.99)%	(0.35)%		(0.96)%	(0.68)%		(0.37)%
Portfolio turnover rate(g)	70%	40%		37%	42%		45%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gains (losses).
(f)	Tax estimate for the ratio calculation is derived from the net investment income (loss) only.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Energy Infrastructure Fund 9

Financial Highlights (continued)

Class Z Shares
	Year Ended November 30,
	2024		2023	2022		2021	2020

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.40		$7.26	$5.93		$4.53	$5.98
Income (loss) from investment operations:
Net investment income (loss)	(-	)(b)	0.06	-	(b)(c)	0.02	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.81		0.55	1.72		1.70	(1.13)
Total from investment operations	2.81		0.61	1.72		1.72	(1.10)
Less Dividends and Distributions:
Dividends from net investment income	(0.50)		(0.47)	(0.39)		(0.11)	-
Tax return of capital distributions	-		-	-		(0.21)	(0.35)
Total dividends and distributions	(0.50)		(0.47)	(0.39)		(0.32)	(0.35)
Net asset value, end of year	$9.71		$7.40	$7.26		$5.93	$4.53
Total Return(d):	39.36%		9.06%	29.64%		38.32%	(18.60)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$505,348		$411,752	$425,535		$323,886	$252,513
Average net assets (000)	$430,061		$402,196	$387,625		$315,208	$267,715
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement, before taxes	1.20%		1.18%	1.19%		1.19%	1.20%
Expenses after waivers and/or expense reimbursement, after taxes(f)	10.81%		3.29%	7.06%		0.71%	1.67%
Expenses before waivers and/or expense reimbursement, before taxes	1.20%		1.18%	1.19%		1.19%	1.20%
Net investment income (loss)	(0.05)%		0.80%	0.06%		0.34%	0.62%
Net investment income (loss), after taxes(g)	(0.03)%		0.65%	0.06%		0.35%	0.63%
Portfolio turnover rate(h)	70%		40%	37%		42%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gains (losses).
(g)	Tax estimate for the ratio calculation is derived from the net investment income (loss) only.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R6 Shares
	Year Ended November 30,
	2024	2023	2022		2021	2020

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.42	$7.28	$5.93		$4.53	$5.98
Income (loss) from investment operations:
Net investment income (loss)	0.03 (b)	0.06	-	(b)(c)	0.01	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.80	0.55	1.74		1.71	(1.12)
Total from investment operations	2.83	0.61	1.74		1.72	(1.10)
Less Dividends and Distributions:
Dividends from net investment income	(0.50)	(0.47)	(0.39)		(0.11)	-
Tax return of capital distributions	-	-	-		(0.21)	(0.35)
Total dividends and distributions	(0.50)	(0.47)	(0.39)		(0.32)	(0.35)
Net asset value, end of year	$9.75	$7.42	$7.28		$5.93	$4.53
Total Return(d):	39.53%	9.04%	29.99%		38.32%	(18.60)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$43,836	$56,523	$64,413		$42,615	$17,116
Average net assets (000)	$60,381	$55,166	$53,695		$35,663	$3,836
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement, before taxes	1.11%	1.09%	1.10%		1.11%	1.20%
Expenses after waivers and/or expense reimbursement, after taxes(f)	10.72%	3.20%	6.97%		0.63%	1.67%
Expenses before waivers and/or expense reimbursement, before taxes	1.11%	1.09%	1.10%		1.11%	1.33%
Net investment income (loss)	0.41%	0.89%	0.01%		0.21%	0.53%
Net investment income (loss), after taxes(g)	0.43%	0.74%	0.01%		0.22%	0.54%
Portfolio turnover rate(h)	70%	40%	37%		42%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gains (losses).
(g)	Tax estimate for the ratio calculation is derived from the net investment income (loss) only.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Energy Infrastructure Fund 11

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 18 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Jennison Energy Infrastructure Fund (the “Fund”) formerly known as PGIM Jennison MLP Fund, a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities of the Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, MLPs, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM Jennison Energy Infrastructure Fund 13

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Distributions from MLPs: Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded. For the year ended November 30, 2024, the Fund estimates that 100% of the MLP distributions received from investments taxed as partnerships would be treated as return of capital while the nature of distributions received from MLP investments taxed as corporations will typically be considered dividend income.

Income Taxes: For the year ended November 30, 2024, the Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code (the “Code”). This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund is treated as a regular C-corporation for federal, state and local income tax purposes and will be required to pay federal, state and local income tax on its taxable income.

For the year ended November 30, 2024, the Fund invested primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards.

For the year ended November 30, 2024, the Fund accrued a deferred income tax liability balance, at the effective statutory United States federal income tax rate of 21% plus an

PGIM Jennison Energy Infrastructure Fund 15

Notes to Financial Statements (continued)

estimated state and local income tax rate for its future tax liability associated with the capital appreciation of its investments, the distributions received by the Fund on interests of MLPs considered to be return of capital, and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) it is more-likely-than-not that some portion or the entire deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance are the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not be available on a timely basis, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund may modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal, state, and local income taxes, if any, as income tax expense on its Statement of Operations. For the year ended November 30, 2024, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

State franchise taxes are separate and distinct from state income taxes. State franchise taxes are imposed on a corporation for the right to conduct business in the state and typically are based off the net worth or capital apportioned to a state. Due to the nature of the Fund’s investments, the Fund may be required to file franchise state returns in several states.

Dividends and Distributions: The Fund expects to pay distributions from its gross income to its shareholders quarterly. The estimated tax character of the distributions will be either qualified dividend income or a return of capital. The estimated characterization of the distributions paid will be based on the operating results during the period, and their actual tax character will not be determined until after the end of the fiscal year. Due to the tax characterization of distributions made by the underlying MLP securities held by the Fund, the Fund may have a significant portion of its distributions consist of return of capital for U.S. federal income tax purposes. Dividends and distributions to shareholders are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has entered into a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended November 30, 2024, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

1.00% of average daily net assets up to $1 billion;	1.00%

0.98% of average daily net assets from $1 billion to $3 billion;

0.96% of average daily net assets from $3 billion to $5 billion;

0.95% of average daily net assets from $5 billion to $10 billion;

0.94% of average daily net assets over $10 billion

The Manager has contractually agreed, through March 31, 2026, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary

PGIM Jennison Energy Infrastructure Fund 17

Notes to Financial Statements (continued)

expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the waiver/reimbursement and/or recoupment for that fiscal year, as applicable. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	1.50%

C	2.25

Z	1.25

R6	1.20

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through March 31, 2026 to limit such fees on certain classes based on the daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended November 30, 2024, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$36,691	$—

C	—	1,095

The RIC, on behalf of the Fund, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Fund on whose behalf the trades were made. Commission recapture is paid solely to the Fund generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the reporting period ended November 30, 2024, brokerage commissions recaptured under these agreements was $28,645.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended November 30, 2024, no Rule 17a-7 transactions were entered into by the Fund.

PGIM Jennison Energy Infrastructure Fund 19

Notes to Financial Statements (continued)

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended November 30, 2024, were as follows:

Cost of Purchases	Proceeds from Sales

$428,032,338	$578,117,964

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended November 30, 2024, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.753%)(1)(wb)

$8,091,030	$300,443,953	$301,800,975	$—	$—	$6,734,008	6,734,008	$365,027

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Currently, the federal income tax rate for a corporation is 21%. The Fund is currently using an estimated rate of 1.36% for state and local tax, net of federal tax benefit.

The Fund’s income tax expense/(benefit) consists of the following:

November 30, 2024	Current	Deferred	Total

Federal	$51,326,286	$—	$51,326,286

State	3,001,390	—	3,001,390

Valuation Allowance	—	—	—

Total tax expense/(benefit)	$54,327,676	$—	$54,327,676

The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Description	Amount	Rate

Application of statutory income tax rate	$52,013,476	21.00%

State income taxes, net of Federal benefit	3,368,492	1.36%

Change in estimated tax rate	(309,413)	(0.12)%

Effect of permanent difference	(744,879)	(0.30)%

Total income tax expense/(benefit)	$54,327,676	21.94%

For the year ended November 30, 2024, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$35,150,171	$—	$—	$35,150,171

For the year ended November 30, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$35,952,596	$—	$—	$35,952,596

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2024 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$651,294,307	$—	$—	$—

GAAP basis may differ from tax basis due to certain tax-related adjustments.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

PGIM Jennison Energy Infrastructure Fund 21

Notes to Financial Statements (continued)

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of November 30, 2024, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

R6	3,920,178	87.2%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%

Unaffiliated	6	77.9

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended November 30, 2024:
Shares sold	436,566	$3,239,589
Shares issued in reinvestment of dividends and distributions	373,034	2,954,055
Shares purchased	(936,509)	(7,236,725)
Net increase (decrease) in shares outstanding before conversion	(126,909)	(1,043,081)
Shares issued upon conversion from other share class(es)	950,088	7,195,571
Shares purchased upon conversion into other share class(es)	(330,663)	(2,490,517)
Net increase (decrease) in shares outstanding	492,516	$3,661,973

Year ended November 30, 2023:
Shares sold	536,700	$3,647,440
Shares issued in reinvestment of dividends and distributions	398,882	2,678,278
Shares purchased	(1,236,180)	(8,344,249)
Net increase (decrease) in shares outstanding before conversion	(300,598)	(2,018,531)
Shares issued upon conversion from other share class(es)	635,294	4,324,886
Shares purchased upon conversion into other share class(es)	(234,752)	(1,599,868)
Net increase (decrease) in shares outstanding	99,944	$706,487

Share Class	Shares	Amount

Class C
Year ended November 30, 2024:
Shares sold	500,661	$3,552,954
Shares issued in reinvestment of dividends and distributions	292,646	2,060,912
Shares purchased	(827,492)	(5,701,053)
Net increase (decrease) in shares outstanding before conversion	(34,185)	(87,187)
Shares purchased upon conversion into other share class(es)	(786,082)	(5,298,657)
Net increase (decrease) in shares outstanding	(820,267)	$(5,385,844)

Year ended November 30, 2023:
Shares sold	475,888	$2,927,065
Shares issued in reinvestment of dividends and distributions	400,378	2,432,449
Shares purchased	(963,993)	(5,900,390)
Net increase (decrease) in shares outstanding before conversion	(87,727)	(540,876)
Shares purchased upon conversion into other share class(es)	(460,832)	(2,827,966)
Net increase (decrease) in shares outstanding	(548,559)	$(3,368,842)

Class Z
Year ended November 30, 2024:
Shares sold	8,910,888	$73,761,429
Shares issued in reinvestment of dividends and distributions	3,194,617	26,313,707
Shares purchased	(16,350,846)	(133,977,253)
Net increase (decrease) in shares outstanding before conversion	(4,245,341)	(33,902,117)
Shares issued upon conversion from other share class(es)	953,220	8,500,119
Shares purchased upon conversion into other share class(es)	(304,345)	(2,442,220)
Net increase (decrease) in shares outstanding	(3,596,466)	$(27,844,218)

Year ended November 30, 2023:
Shares sold	8,999,446	$62,776,076
Shares issued in reinvestment of dividends and distributions	3,895,738	27,111,511
Shares purchased	(15,637,880)	(108,729,403)
Net increase (decrease) in shares outstanding before conversion	(2,742,696)	(18,841,816)
Shares issued upon conversion from other share class(es)	290,037	2,036,701
Shares purchased upon conversion into other share class(es)	(498,730)	(3,556,047)
Net increase (decrease) in shares outstanding	(2,951,389)	$(20,361,162)

Class R6
Year ended November 30, 2024:
Shares sold	2,284,742	$18,170,474
Shares issued in reinvestment of dividends and distributions	457,130	3,774,021
Shares purchased	(5,294,755)	(45,484,955)
Net increase (decrease) in shares outstanding before conversion	(2,552,883)	(23,540,460)
Shares issued upon conversion from other share class(es)	21,251	182,317
Shares purchased upon conversion into other share class(es)	(586,966)	(5,646,613)
Net increase (decrease) in shares outstanding	(3,118,598)	$(29,004,756)

PGIM Jennison Energy Infrastructure Fund 23

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended November 30, 2023:
Shares sold	1,787,396	$12,582,817
Shares issued in reinvestment of dividends and distributions	528,850	3,684,417
Shares purchased	(3,777,797)	(26,138,650)
Net increase (decrease) in shares outstanding before conversion	(1,461,551)	(9,871,416)
Shares issued upon conversion from other share class(es)	224,695	1,622,294
Net increase (decrease) in shares outstanding	(1,236,856)	$(8,249,122)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/27/2024 – 9/25/2025	9/29/2023 – 9/26/2024
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended November 30, 2024.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Energy Sector Risk: The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. Energy infrastructure companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. A downturn in the energy sector could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole. Energy infrastructure companies are subject to specific risks, including, among others, fluctuations in commodity prices which may result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries), market conditions, weather patterns, domestic production levels, volume of imports, energy conservation, domestic and foreign governmental regulation, international politics, policies of the Organization of Petroleum Exporting Countries (“OPEC”), taxation, tariffs, and the availability and costs of local, intrastate and interstate transportation methods; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. The energy sector is highly regulated. Changes in the regulatory environment for energy companies may adversely impact their profitability. There is an inherent risk that energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Hydraulic fracturing, or “fracking,” is a relatively new technique for releasing and extracting natural gas trapped in underground shale formations. The fracking sector is facing allegations from environmentalists and some landowners that the technique may cause serious difficulties, which has led to uncertainty about the nature, extent, and cost of the environmental regulation to which it may ultimately be subject.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset

PGIM Jennison Energy Infrastructure Fund 25

Notes to Financial Statements (continued)

classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Infrastructure Companies Risk: Securities of infrastructure companies are more susceptible to adverse economic, social, political and regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, insufficient supply of necessary resources, increased competition from other providers of similar services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Certain infrastructure companies may operate in limited areas or have few sources of revenue.

Infrastructure companies may also be affected by or subject to:

∎ regulation by various government authorities;

∎ government regulation of rates charged to customers;

∎ service interruption due to environmental, operational or other mishaps as well as political and social unrest;

∎ the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and

∎ general changes in market sentiment towards the assets of infrastructure companies.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

PGIM Jennison Energy Infrastructure Fund 27

Notes to Financial Statements (continued)

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Master Limited Partnerships Risk: The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Small and Medium Sized Companies Risk: Small and medium sized companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and medium sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and medium sized companies generally are more illiquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.

Tax Risk: The Fund’s investment policies involve complicated and in some cases unsettled accounting, tax and valuation issues that may result in unexpected and potentially significant consequences for the Fund and its shareholders. Tax risks associated with investments in the Fund include but are not limited to the following:

MLP Tax Risk: A change in current tax law or a change in the underlying business mix of a given MLP could result in the MLP being treated as a corporation rather than a partnership for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

Fund Structure Risk: Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund, for the year ended November 30, 2024, will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a flat rate of 21%), and will also be subject to state and local income taxes. The 20% deduction for “qualified business income” and certain other items of income will not be available to Fund shareholders, but might be available to an individual investing directly in an MLP.

PGIM Jennison Energy Infrastructure Fund 29

Notes to Financial Statements (continued)

Tax Estimation/NAV Risk (through the year ended November 30, 2024): In calculating the Fund’s daily net asset value (“NAV”), the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. Any deferred tax liability balance will reduce the Fund’s NAV, and any deferred tax asset balance (reduced by any valuation allowance) will increase the Fund’s NAV. To estimate these amounts, the Fund will rely to some extent on information provided by MLPs, which may not be provided on a timely basis. The daily estimate of these amounts could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

Tax Transition Risk: Because of the Fund’s investments in MLPs, it has historically not been eligible to elect to be treated as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). However, beginning with the tax year which runs from December 1, 2024 through November 30, 2025, the Fund intends to invest in a manner consistent with, and otherwise comply with, the requirements to allow it to elect to be treated as a Regulated Investment Company, thereby avoiding taxation as a C-Corp under the Internal Revenue Code. As a Regulated Investment Company beginning with the tax year which runs from December 1, 2024 through November 30, 2025, the Fund generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that is distributed to shareholders as dividends. To obtain and maintain the federal income tax benefits of Regulated Investment Company status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. In order to meet the tax requirements applicable to a Regulated Investment Company, the Fund will, beginning with February 28, 2025, the end of the first quarter of its first taxable year as a Regulated Investment Company, and as of the end of each quarter of its taxable year going forward, invest no more than 25% of the value of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships (generally defined as partnerships whose interests are publicly traded and that would not meet the source-of-income-requirements applicable to Regulated Investment Companies). The Fund may be required to dispose of all or a portion of certain of its MLP investments in order to comply with the asset diversification tests required to qualify as a Regulated Investment Company. Such dispositions, if made during the Fund’s first taxable year as a Regulated Investment Company, could result in more taxable income to you than would otherwise be anticipated during the tax year. If the Fund recognizes a net gain as a result of the below election, the basis of the assets in the hands of the Regulated Investment Company will be adjusted to fair market value, which would reduce the amount of capital gains that would arise as a result of any such dispositions.

Distribution Risk: Due to the tax characterization of distributions made by MLPs, the Fund expects that a significant portion of its distributions will consist of return of capital for U.S. federal tax purposes. Additionally, to the extent that the Fund’s distributions to shareholders approximately equal the distribution rate that the Fund receives from the Fund’s MLP investments and the other securities in which the Fund invests, including any income (without any deduction for Fund expenses), a larger portion of the Fund’s distribution to shareholders will consist of return of capital for U.S. federal tax purposes than the distributions the Fund receives from the MLPs. Generally, a fund distribution will constitute return of capital, rather than a qualified or other taxable dividend, to the extent that it exceeds the Fund’s current and accumulated earnings and profits. Return of capital reduces a shareholder’s adjusted cost basis in the Fund’s shares, impacting the amount of any capital gains or loss realized by the shareholder upon selling the Fund’s shares. Once a shareholder’s adjusted cost basis has been reduced to zero (due to return of capital), any further distributions will be treated as capital gains.

Utility Sector Risk: The Fund is subject to risks of the utility industry, such as changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest and exchange rate fluctuations, liabilities for environmental damage and changes in the cost of providing specific utility services, due to its concentration in utility securities. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. When interest rates go up, the value of securities issued by utility companies historically has gone down. Although the average dividend yield of utility industry stocks has been higher than those of other companies, the total return of utility securities has historically underperformed those of industrial companies. In most countries and localities, the utility industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utility companies. In addition, utility companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies. As a sector fund, the Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from

PGIM Jennison Energy Infrastructure Fund 31

Notes to Financial Statements (continued)

the performance indexes.

10.	Subsequent Event

At a meeting held in September 2024, the Board of Trustees of Prudential Investment Portfolios 18 has approved: (i) changing the Fund’s name to PGIM Jennison Energy Infrastructure Fund; (ii) modifications of the Fund’s principal investment strategy, including its 80% investment policy, and (iii) changes to the Fund’s primary benchmark. These changes took effect on December 1, 2024. In connection with these changes, the Fund intends to invest in a manner that will allow it to be treated as a regulated investment company, rather than a “C” corporation, under the Internal Revenue Code of 1986, beginning with the tax year which runs from December 1, 2024 through November 30, 2025.

In connection with these changes from “C” corporation to regulated investment company, the Fund declared the following dividends on December 16, 2024, which were paid on December 18, 2024 to shareholders of record on December 17, 2024. The ex-dates were December 18, 2024.

	Ordinary Income

Share Class	Per Share	Distribution Amount
A	$2.74829	$16,622,979
C	2.74482	10,567,581
R6	2.75106	11,843,374
Z	2.75018	138,678,962

The Fund intends to elect and qualify annually to be treated as a regulated investment company and comply with all related restrictions including limiting its investments in qualified publicly-traded partnerships to 25% under Subchapter M of the Internal Revenue Code beginning with the tax year which runs from December 1, 2024 through November 30, 2025. The Fund generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends,interest, and the excess, if any, of net short term capital gains over net long-term capital losses), determined without regard to any deduction for dividends paid, and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 18 and Shareholders of PGIM Jennison Energy Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Energy Infrastructure Fund (the “Fund”) as of November 30, 2024, the related statement of operations for the year ended November 30, 2024, the statements of changes in net assets for each of the two years in the period ended November 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2024 and the financial highlights for each of the five years in the period ended November 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

January 22, 2025

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Energy Infrastructure Fund 33

Other Information

Form N-CSR Item 8 - Changes in and Disagreements with Accountants for Open-End Management Investment Companies - None.

Form N-CSR Item 9 - Proxy Disclosures for Open-End Management Investment Companies - None.

Form N-CSR Item 10 - Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies - Included within the Statement of Operations of the financial statements filed under Item 7 of this Form.

Form N-CSR Item 11 - Statement Regarding Basis for Approval of Investment Advisory Contract.

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison Energy Infrastructure Fund, formerly known as PGIM Jennison MLP Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 28 and June 4-6, 2024 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2025, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant peer universes and peer groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve an

1  The Fund is a series of Prudential Investment Portfolios 18.

Approval of Advisory Agreements (continued)

agreement with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular and special Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment. The Board considered the approval of the agreements for the Fund as part of its consideration of agreements for multiple funds, but its approvals were made on a fund-by-fund basis.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of accounting oversight, fund recordkeeping, compliance and other services to the Fund, such as PGIM Investments’ role as administrator for the Fund’s liquidity risk management program and as valuation designee. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison, as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison,

Visit our website at pgim.com/investments

and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of direct and indirect costs, and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2023.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2023. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a peer group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the peer universe, which was used to consider performance, and the peer group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental peer universe or peer group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the peer universe, actual management fees with the peer group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the peer group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	2nd Quartile	2nd Quartile

Actual Management Fees: 2nd Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period and underperformed its benchmark over the remaining periods.
•	The Board also noted that the Fund demonstrated above peer median performance in seven of the last ten calendar years, ranking in the first and second quartiles from 2016 through 2021.
•

The Board considered PGIM Investments’ assertion that benchmark-relative underperformance was largely driven by tax withholding requirements and while peers have similar requirements, timing differences in appreciation/depreciation can lead to varying degrees of impact.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.50% for Class A shares, 2.25% for Class C shares, 1.25% for Class Z shares, and 1.20% for Class R6 shares through March 31, 2025.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 18 –	Recovery of Erroneously Awarded Compensation – Not applicable.

Item 19 –	Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.
(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.
(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.
(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.
(a)(5)	Change in the registrant’s independent public accountant – Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 18

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	January 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 22, 2025

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	January 22, 2025